Exhibit 99.1

1 MTIX International, Inc. A DBA of Avalanche International Corp LD Micro Main Event XI December 2018

2 Forward Looking Statements Th is presentation and other written or oral statements made from time to time by representatives of Avalanche International Corp. contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward - looking statements reflect the current view about future events. Statements that are not historical in nature may be identified by the use of words like “expects,” “assumes,” “projects ,” “anticipates,” “estimates,” “we believe,” “could be,” “future” or the negative of these terms and other words of similar meaning , are forward - looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, product s a nd services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward - looking statements. Any forward - looking statements are qualified in their entirety by reference to the risk factors discussed in our periodic and other reports we file with the SEC. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our product; market acceptance of our product; the ability to protect our intellectual property rights; impact of any litigation or infringement act ions brought against us; competition from other providers and products; risks in product development; inability to raise capital t o f und continuing operations, and changes in government regulation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results.

3 Investment Highlights • MLSE ® – Revolutionary platform that digitizes analog textile processes – Most advanced, efficient, and eco - friendly platform available – Delivers better performing textiles – at 3x faster processing speeds • Solves Growing multi - $BB global textile market’s cost and toxicity problems – Demand growing for technical and function - specific fabrics – Uses 99.6% less energy, requires 94.8% fewer chemicals, generates 90.9% less greenhouse gases, than existing processes • SaaS model on threshold of commercialization and growth – MTIX retains ownership of MLSE ® machines – margins driven by throughput – Strong backlog of long - term license partners and machine orders – Targeting turning EBITDA and Cash Flow for operations positive in Year 3, 70%+ EBITDA margin Year 5 – Amass and monetize largest data library on textile production and performance • Patent - protected technology – no similar system exists – Unique, proprietary process algorithms attuned to each fabric and finishing treatment – MTIX enjoys significant lead time to market • Experienced management, including MLSE ® inventor and management team – 100+ years of experience commercializing the “impossible” – In process of regaining SEC compliance

4 Video At MtixInternational.com A Quick Review

5 Revolution Disruptive technology Eco - sustainable Non - toxic Increased manufacturing efficiency

6 MTIX - Market Snapshot (segment) • 1 Trillion+ Meters per year apparel • 300+ Billion Meters per year – Technical Textiles – Commercial – Industrial • 200+ Billion Meters per year – Household Items

7 MTIX – Select Market Highlights (by treatment) Fire Retardancy 2+ Billion Meters per year - Automotive • 490 Million Meters per Year – US Automotive Print Preparation 30+ Billion Meters per year • 3 Billion Meters per year – Digital Print Antimicrobial – 7+ Billion Meters per year Airbags – 100+ Million Meters per year (worldwide) Cross Matrixed Treatment • Cross Matrixed Treatment

8 • MTIX provides a revolutionary treatment agnostic platform for use in the processing and finishing of textiles at a per meter cost – Commercialized units in service since 2015 – No end user production cost increase – Per Meter Margins from 50% to 95% – Payback on hardware 3 years to 3 months – Demonstratable backlog of demand for the platform MTIX - SAAS MODEL

9 Target Economic Model $Mil Year 1 Year 3 Year 5 Drivers Revenue* $0.4 $65+ $325 Tolling (throughput) Gross Margin Neg 70%+ 80% Increasing productivity EBITDA Margin Neg 50%+ 70%+ Increasing SECs and sales force Capitalized Assets $10 $109 $332 Number of platforms and SECs EBITDA Positive Year 3 Cash flow positive for operations Year 3 Capital Requirements – Operations – Years 1 to 5 - $40 - $45M - Plan to repay after Year 4 * Assumes efficiencies of 15%, 30% and 30% in Years 1, 3 and 5, respectively.

10 Vision for Fully Monetizing MLSE ® Carefully select LTA partners Sign LTAs License MLSE® platforms – no OEM sales Develop Process Algorithms Deploy MLSE® platforms Drive utilization Grow platform base Manage installed base through Sales and Engineering Centers Amass data and analytics library to feed and refine new algorithms for existing and new licensees Monetize library with commodity, production, trade and governmen t entities

11 5 - Year Strategic Plan 2019 Focus markets - Home Furnishings - Apparel - Commercial upholstery Finishes - Surface Preparation - DPP - Fire Retardancy - Hydrophobicity Machines - 2 new 15% efficiency 2020 Additional Markets Automotive Finishes - Anti - Microbial Machines - 9 new - 11 total 15% efficiency 2021 Begin Market Depth Expansion Additional Finishes - CBW Protection Machines - 47 New - 58 Total 30% efficiency 2022 Additional Markets • Technical Textiles Additional Finishes - Custom Machines - 50 New - 108 Total 30% efficiency 2023 Deep Market Penetration Machines - 95 New -- 203 Total 30% efficiency

12 MLSE ® Offers Digital Solution A virtually dry process carried out at atmospheric pressure using inert gases to achieve multiple treatments in a single pass using less space, less energy, and being conducted at a higher rate than most analog processes. • Commercial processing speed: up to70 meters (76 yards) per minute vs 17 to 25 for comparable processes • Single Small footprint machine replaces multiple large footprint, energy and water intensive units

The MLSE® Technology

Using quantum mechanics, MLSE® modifies the textile surface and its properties without changing the "handle" (the feel of the fabric).

- Enhanced Dyeing
- Enhanced printability
- Improved colour fastness
- Enhanced adhesion
- Texture & feel
- Fabric preparation
- Wrinkle resistance
- Wear resistance
- Fibre strength
- Surface topography management


Ionized energy
Liquids
Gases
MLSE System
Solids
High powered lasers

- Water repellency
- Wash cycle durability
- Fire Retardancy
- Increased tear strength
- Breathable fabrics
- Stain resistance
- Oil & Fuel repellency
- Anti-bacterial
- Thermal resistance
- Thermal management

Multiple treatments at up to 70 meters per minute with near zero process time changeover

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14 Bringing MLSE® to the Textile Industry

15 Competitive Technology Attribute Chemical Process Uses water Yes No Uses energy Yes Up to 99% reduction Creates effluent Yes No Creates waste Yes Up to 99% reduction Pollutes water Yes No Pollutes air Yes Up to 99% reduction Toxicity Often No Effective Yes Superior Toxic Chemistry Yes Eliminated There is no other system that can compete with MLSE®

16 MTIX – Environmental Impact Analog finishing practices are significant source of commercial : … • Air and water Pollution – 8,000+ chemicals used in the dy e ing and finishing process – No clean cost effective chemical alternatives for many of the processes • Water use – A single pair of jeans consumes 7,000 Liters of water • Toxicity – flame retardants… – Risk normal growth 1 and development of fetuses, infants, small children – … Are toxic when burned • Cost pressure – Rising natural raw materials worldwide – Rising consequences to fresh water use – Increasing wages in China – Trade/tariffs adding to the pressure 1 Source: Environment & Human Health, Inc.: Flame Retardants; The Case for Policy Change, 2013

17 MTIX Owns Its Intellectual Property • 46 patents granted and 43 pending in 46 countries worldwide* – 2 main patents cover the synthesis of a substrate through the use of multiple energy sources • Most recent grants – 4/4/18 European Patent granted; includes validation in 33 countries – 3/27/18 China Patent granted • Remaining term of patent protection without additional filings, 14 years • One Prototype, 2 Commercial Units, one production unit and 5+ years of refinement and testing Barriers to entry – Significant Competitive Advantage

Executive Team

MTIX International	**Philip E. Mansour, CEO**	•Expertise in strategic planning, development, organizational change and efficiency for disruptive and emerging technologies, M&A and expert witness • Conceivex, IPERC, Compass Learning, Pearson Education, Jostens Learning Corporation
MTIX International	**William B. Horne, CFO**	•Expertise in finance, audit, M&A •Medical Pharma, Inc., OptimisCorp, Patient Safety Technologies, Inc., Alaska Wireless Communications, LLC, The Phoenix Partners
MTIX LTD	**Pravin Mistry, CEO, Founder MTIX Ltd**	•Inventor of Multiplexed Laser Surface Enhancement (MLSE®) •Advanced engineering ceramics, novel coatings for packaging innovations •100+ worldwide patents for advanced materials, products and processes
MTIX LTD	**Manuel Turchan, VP – Industrial Technology**	•50+ years in cutting edge industrial manufacturing innovation, design, licensing •Scores of patents licensed to General Motors, Ford, Chrysler, Visteon, Hewlett-Packard, numerous cutting tool manufacturers, Office of Naval Research
MTIX LTD	**Graham Downhill, VP – Systems Engineering**	•30+ years professional engineer and international business manager (UK US, Australia) numerous machine and packaging patents. Instrumental in the MTIX Platform development. •Crown Cork and Seal, Dover Industries, KHS Ag, Multiple startups
MTIX LTD	**Jahr Turchan, VP – U.S. Business Development**	•20+ years experience working with and developing MLSE, MLSE PATENT Credit, •CEO - Turchan Technologies Group, President - The Nature Factory, Colorado Advanced Manufacturing Association

mtix mlse

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19 Investment Highlights • MLSE ® – Revolutionary platform that digitizes analog textile processes – Most advanced, efficient, and eco - friendly platform available – Delivers better performing textiles – at 3x faster processing speeds • Solves Growing multi - $BB global textile market’s cost and toxicity problems – Demand growing for technical and function - specific fabrics – Uses 99.6% less energy, requires 94.8% fewer chemicals, generates 90.9% less greenhouse gases, than existing processes • SaaS model on threshold of commercialization and growth – MTIX retains ownership of MLSE ® machines – margins driven by throughput – Strong backlog of long - term license partners and machine orders – Targeting turning EBITDA and Cash Flow for operations positive in Year 3, 70%+ EBITDA margin Year 5 – Amass and monetize largest data library on textile production and performance • Patent - protected technology – no similar system exists – Unique, proprietary process algorithms attuned to each fabric and finishing treatment – MTIX enjoys significant lead time to market • Experienced management, including MLSE ® inventor and management team – 100+ years of experience comercializing the “impossible” – In process of regaining SEC compliance

20 THANK YOU Questions & Answers